SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Ottawa Savings Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 11, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Ottawa Savings Bancorp, Inc.  (the “Company”).  We will hold the meeting at the Company’s Offices, 925 LaSalle Street, Ottawa, Illinois, on Wednesday, May 15, 2013 at 2:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of McGladrey LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Jon Kranov President and Chief Executive Officer

925 LaSalle Street
Ottawa, Illinois 61350
(815) 433-2525

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	2:00 p.m., local time, on Wednesday, May 15, 2013.

PLACE	Offices of the Company, 925 LaSalle Street, Ottawa, Illinois 61350.

ITEMS OF BUSINESS	(1)	To elect two directors to serve for a term of three years;

(2)	To elect one director to serve for a term of one year;

(3)	To ratify the selection of McGladrey LLP as our independent registered public accounting firm for fiscal year 2013;

(4)	To vote on a non-binding resolution to approve the compensation of the named executive officers;

(5)	To vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(6)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on March 27, 2013.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement.  You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Laurie Duffell Assistant Corporate Secretary

Ottawa, Illinois
April 11, 2013

Note:	Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

OTTAWA SAVINGS BANCORP, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ottawa Savings Bancorp, Inc. (“Ottawa Savings Bancorp” or the “Company”) to be used at the annual meeting of shareholders of the Company.  The Company is the holding company for Ottawa Savings Bank (the “Bank”) and the majority-owned subsidiary of Ottawa Savings Bancorp MHC (the “MHC”).  The annual meeting will be held at 925 LaSalle Street, Ottawa, Illinois on Wednesday, May 15, 2013 at 2:00 p.m., local time.  This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about April 11, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 15, 2013

The Proxy Statement and Annual Report to Shareholders are available at http://www.OttawaSavings.com/Investors.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Ottawa Savings Bancorp common stock if the records of the Company show that you held your shares as of the close of business on March 27, 2013.  If your shares are held in a stock brokerage account or by a bank or other nominees, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominees.  As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominees has enclosed a voting instruction form for you to use in directing it on how to vote your shares.

As of the close of business on March 27, 2013, 2,117,979 shares of Ottawa Savings Bancorp common stock were outstanding and entitled to vote.  Each share of common stock has one vote.

Attending the Meeting

If you are a shareholder as of the close of business on March 27, 2013, you may attend the meeting.  However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank, broker or other nominees are examples of proof of ownership.  If you want to vote your shares of Ottawa Savings Bancorp common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominees who holds your shares.

Vote By Ottawa Savings Bancorp MHC

Ottawa Savings Bancorp MHC, the mutual holding company for the Company, owned 57.8% of the outstanding shares of common stock of the Company as of March 27, 2013.  All shares of common stock owned by Ottawa Savings Bancorp MHC will be voted in accordance with the instructions of the Board of Directors of Ottawa Savings Bancorp MHC, the members of which are identical to the members of the Board of Directors of the Company.  Ottawa Savings Bancorp MHC is expected to vote such shares “FOR” the nominees for election as directors, “FOR” ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm, “FOR” the approval of the compensation of the named executive officers and to hold the advisory vote to approve the Company’s named executive officers every three years.

Vote Required

The annual meeting will be held only if there is a quorum.  A majority of the outstanding shares of Ottawa Savings Bancorp common stock entitled to vote, represented in person or by proxy, constitutes a quorum.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominees holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominees does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to the nominees.  There is no cumulative voting for the election of directors.  Directors are elected by a plurality of the votes cast at the annual meeting.  “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.  The maximum number of directors to be elected at the annual meeting is three.  In the election of directors, votes that are withheld will have no effect on the outcome of the election.

In voting to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote.  In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions will have the same effect as a negative vote while broker non-votes will have no impact on the outcome of the proposal.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for the vote to occur every one, two, or three years or abstain from voting.  The option of one year, two years or three years that receive the highest number of votes cast will be the frequency selected by the Company’s shareholders.  However, because the results of this vote are not binding on the Company or its Board of Directors or on the Compensation Committee, the Company may determine that it is in the best interests of the Company and its shareholders to hold such advisory vote more or less frequently than the frequency selected by shareholders.

Because Ottawa Savings Bancorp MHC owns in excess of 50% of the outstanding shares of Company common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors,) Proposal 2 (Ratification of Independent Registered Public Accounting Firm), Proposal 3 (Say-on-Pay) and Proposal 4 (Frequency of Say-on-Pay).

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1 of this Proxy Statement) or on the advisory votes regarding the compensation of our named executive officers (Proposals 3 and 4 of this Proxy Statement).

Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of Directors, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this Proxy Statement).  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote “FOR” the nominees for director, “FOR” ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm, “FOR” the approval of the compensation of the named executive officers and to hold the advisory vote to approve the compensation of the Company’s named executive officers every three years.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Ottawa Savings Bancorp common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Assistant Corporate Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Ottawa Savings Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominees that you must follow to have your shares voted.  Your broker, bank or other nominees may allow you to deliver your voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other nominees that accompanies this proxy statement.  If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominees, you must contact your broker, bank or other nominees.

Participants in the Bank’s ESOP and 401(k) Plan

If you participate in the Ottawa Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Ottawa Savings Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card for each plan that reflects all shares you may vote under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in the same proportion as shares for which it has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares of Ottawa Savings Bancorp common stock credited to his or her account in the 401(k) Plan.  The trustee will vote all shares for which it does not receive timely instructions in the same proportion as shares for which it has received timely instructions. The deadline for returning your voting instructions to each plan’s trustee is May 8, 2013.

Corporate Governance
General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations.  As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Corporate Governance Policies and Procedures

The Company has adopted a corporate governance policy to govern certain activities including:

(1)	the duties and responsibilities of each director;
(2)	the composition, duties and responsibilities and operation of the Board of Directors;
(3)	the selection of Chairman and President;
(4)	the establishment and operation of board committees;
(5)	succession planning;
(6)	convening executive sessions of independent directors;
(7)	the Board of Directors’ interaction with management and third parties;
(8)	the distribution of board materials in advance of meetings;
(9)	review of director compensation;
(10)	the evaluation of the performance of the Board of Directors and of the chief executive officer; and
(11)	the orientation of new directors and continuing education.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.  The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings and Committees of the Board of Directors

The Company conducts business through meetings of its Board of Directors and its committees.  The Company’s Board of Directors held 12 regular meetings during the fiscal year ended December 31, 2012. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and committees on which such director served.

The following table identifies our standing committees and their members as of December 31, 2012.  All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Assets and Liability Committee	Investment Committee

John M. Armstrong	X	X	X	X	X
James A. Ferrero	X*	X	X	X*	X
Keith Johnson	X	X*	X*	X	X
Arthur C. Mueller	X	X	X	X	X*
Jon Kranov				X	X
Daniel J. Reynolds	X	X	X	X	X

Number of Meetings in 2012	6	1	3	4	4

*      Chairman

Audit Committee.  The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The board of directors has determined that James Ferrero is an “audit committee financial expert,” as such term is defined by the rules and regulations of the Securities and Exchange Commission.  Mr. Ferrero is independent under the listing standards of the Nasdaq Stock Market.  The Audit Committee acts under a written charter, a copy of which is available on the Company’s website at www.ottawasavings.com. The report of the Audit Committee appears in this proxy statement under the heading “Proposal 2 — Ratification of Independent Registered Public Accounting Firm—Audit Committee Report.”

Compensation Committee. The Compensation Committee is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning.  It also handles policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion.  The Compensation Committee reviews all compensation components for the Company’s President and Chief Executive Officer including annual salary, bonus, stock options, and other direct and indirect benefits, as well as reviews the Company’s executive and employee compensation programs, and director compensation.  The Committee considers the performance of the Company, shareholder return, competitive market values, and the compensation given to the President and Chief Executive Officer over recent years when determining appropriate compensation for the President and Chief Executive Officer.  In setting executive compensation, the Committee ensures that a significant portion of compensation is connected to the long-term interest of shareholders.  In its oversight of employee compensation programs, prior to making its recommendation to the Board, the Committee reviews recommendations from the President and Chief Executive Officer and Human Resources Manager.  Decisions by the Compensation Committee with respect to the compensation levels are approved by the full Board of Directors.  The Compensation Committee acts under a written charter, a copy of which is included as Appendix A to this proxy statement.  A copy of the Compensation Committee charter is not available on the Company’s website.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to Ottawa Savings Bancorp’s corporate governance policy.  The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement.  A copy of the Nominating and Corporate Governance Committee charter is not available on the Company’s website.

Minimum Qualifications.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: contributions to the range of talent, skill and expertise appropriate for the Board; financial, regulatory and business experience; knowledge of the banking and financial services industries; familiarity with the operations of public companies and ability to read and understand financial statements; familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations; personal and professional integrity, honesty and reputation; ability to represent the best interests of the shareholders of the Company and the best interests of the institution; ability to devote sufficient time and energy to the performance of his or her duties; independence; current equity holdings in the Company; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.  In its consideration of diversity, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and that has a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, industry knowledge and corporate governance.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and Committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Bank.  The Nominating and Corporate Governance Committee also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominees and the contributions he or she would make to the Board.

Consideration of Recommendations by Shareholders.  It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders.  To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominees and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board Leadership Structure and Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer of the Company are each held by Jon Kranov. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders.  The Board’s decision regarding how to structure its leadership is based on its familiarity and comfort with the Chief Executive Officer and its belief in the potential efficiencies of having the Chief Executive Officer also serve in the role of Chairman of the Board.

A fundamental part of the Company’s risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The full Board of Directors’ involvement in helping to set the Company’s business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for the Company.  While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management.  In particular, the Audit Committee focuses on financial risk by  providing oversight of the quality and integrity of the Company’s financial reporting and internal controls, as well as the Company’s compliance with legal and regulatory requirements.  The Company’s Compensation Committee reviews the Company’s and the Bank’s compensation policies and practices to help ensure there is a direct relationship between pay levels and corporate performance and return to shareholders.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of shareholders.  All five directors attended the Company’s annual meeting of shareholders in 2012.

Stock Ownership

The following table provides information as of March 27, 2013 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)

Ottawa Savings Bancorp MHC 925 LaSalle Street Ottawa, Illinois 61350	1,223,701		57.8%

Tyndall Capital Partners, LP 599 Lexington Avenue Suite 4100 New York, New York 10022	129,237	(2)	6.1%

(1)	Based on 2,117,979 shares of Company common stock outstanding and entitled to vote as of March 27, 2013.
(2)	Based exclusively on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013.

The following table provides information as of March 27, 2013 about the shares of Ottawa Savings Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those named executive officers of the Company listed in the Summary Compensation Table and all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned (Excluding Options) (1)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Percent of Common Stock Outstanding (2)
Directors:

John M. Armstrong	2,000		—	*
James A. Ferrero	20,180	(3)	5,451	1.21%
Keith Johnson	19,180	(4)	5,451	1.16%
Jon Kranov	34,637		22,021	2.68%
Arthur C. Mueller	12,180		5,451	*
Daniel J. Reynolds	24,680	(5)	5,451	1.42%

Executive Officers Who Are Not Directors:

Philip Devermann	15,760		17,443	1.57%
Marc N. Kingry	8,204		2,616	*
All directors and executive officers as a group (8 persons)	136,821		63,884	9.48%

*	Representsless than 1% of the Company’s outstanding shares.

(1)	This column includes the following:

Name	Shares of Restricted Stock Awards Held in Trust	Shares Allocated under the Ottawa Savings Bank ESOP	Shares Held in Trust in the Ottawa Savings Bank 401(k) Plan

John M. Armstrong	—	—	—
Philip Devermann	—	4,672	10,194
James A. Ferrero	—	—	—
Keith Johnson	—	—	—
Marc N. Kingry	4,188	1,069	—
Jon Kranov	2,095	5,521	5,373
Arthur C. Mueller	—	—	—
Daniel J. Reynolds	—	—	—

(2)	Based on 2,117,979 shares of Company common stock outstanding and entitled to vote as of March 27, 2013.
(3)	Includes 500 shares of which Mr. Ferrero may be deemed the beneficial owner as the trustee of his daughter’s trust.
(4)	Includes 17,000 shares pledged as security for a loan with an unrelated financial institution.
(5)	Includes 8,500 shares held by Mr. Reynold’s spouse.

Proposal 1 - Election of Directors

The Company’s Board of Directors consists of six members, all of whom are independent under the current listing standards of the Nasdaq Stock Market, except for Mr. Kranov, who is the Company’s and the Bank’s President and Chief Executive Officer.  In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified.  One director will be elected at the annual meeting to serve for a one-year term, or until his successor has been elected and qualified.  The Board of Directors’ nominees for election to each serve a three year term are James A. Ferrero and Keith F. Johnson, and the Board of Directors’ nominee for election to serve a one year term is John M. Armstrong.

Unless you indicate on the proxy card that your shares should not be voted for the nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees.  If the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board.  At this time, the Board of Directors knows of no reason why any nominees might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of John M. Armstrong, James A. Ferrero and Keith F. Johnson.

Information regarding the Board of Directors’ nominees for election at the annual meeting is provided below.  Unless otherwise stated, each director has held his or her current occupation for the last five years.  The age indicated for each individual is as of December 31, 2012.  There are no family relationships among the directors or executive officers.  The indicated period of service as a director includes service as a director of the Bank.

Nominees for Election of Directors:

John M. Armstrong is a Principal at Armstrong & Associates, a registered investment advisory firm, in Ottawa, Illinois.  Age 56.  Director since 2012.  As a Certified Public Accountant and Certified Financial Planner, Mr. Armstrong provides the Board of Directors with experience regarding accounting and financial matters.  Additionally, as a lifelong resident of Ottawa, Mr. Armstrong has been actively involved in various community organizations, having served on the Board of Ottawa Elementary School and the Illinois Valley Fine Arts Trust and as a committee member with the United Way.

James A. Ferrero retired from LaSalle County Housing Authority as of December 31, 2005.  He is the co-owner of a retail liquor store in Ottawa, Illinois.  Age 63.  Director since 2000.  As a lifelong resident of Ottawa, Illinois who is actively involved in various community organizations, like the Chamber of Commerce, Mr. Ferrero has developed extensive ties to the market area in which the Bank and Company operate.  Additionally, Mr. Ferrero’s education in finance and experience as a small business owner have provided him with financial experience and expertise that is valuable to the Board of Directors.

Keith F. Johnson is the co-owner of Johnson Pattern and Machine Co. in Ottawa, Illinois.  Age 59.  Director since 2001.  As a lifelong resident of Ottawa, Illinois who is actively involved in various community organizations, Mr. Johnson has in-depth knowledge of the market area in which the Bank and Company operate.  Mr. Johnson’s service as an elected Commissioner of our local government has provided him with leadership and managerial skills, which are valuable to the Board of Directors.

Directors Continuing in Office:

The following directors have terms ending in 2014:

Jon Kranov has been employed with Ottawa Savings Bank since 1978 and has served as President of Ottawa Savings Bank, Ottawa Savings Bancorp and Ottawa Savings Bancorp MHC since May 2010.  Mr. Kranov served as the Senior Vice President and Chief Financial Officer of the Bank from 1996 until May 2010 and 1996 until December 2011, respectively.  He served in the positions of Senior Vice President and Chief Financial Officer of Ottawa Savings Bancorp and Ottawa Savings Bancorp MHC from 2005 until May 2010 and 2005 until December 2010, respectively. Age 58.  Director since May 2010.

Mr.  Kranov’s involvement in the Bank’s and Company’s local community affords the Board valuable insight regarding the business and operation of the Bank and the Company.  Mr. Kranov’s  experience as Chief Financial Officer and knowledge of the various financial and accounting issues facing public companies in the banking sector, as well as his long history with the Bank and the Company, position him well as our President and Chief Executive Officer. Mr. Kranov has an undergraduate degree in Accountancy from Western Illinois University and has received a Masters Degree from Lewis University.

The following directors have terms ending in 2015:

Arthur C. Mueller is the owner of Mueller Funeral Homes, Inc.  Age 59.  Director since 1987.  He is currently the Chairman of the Bank’s Board of Directors and attends all committee meetings of the Board of Directors in his capacity as such. As a lifelong resident of LaSalle County, Mr. Mueller has been actively involved in various community organizations, having served on the Board of Ottawa Regional Hospital and Healthcare Center and the Chamber of Commerce and as a member of Rotary International.  This experience has given Mr. Mueller extensive ties to the Bank’s and the Company’s market area, as well as valuable leadership experience that he brings to the Board of Directors.

Daniel J. Reynolds is the co-owner of H.R. Imaging, Inc., a photography business in Ottawa, Illinois.  Age 66.  Director since 2003.  As a lifelong resident of Ottawa, Illinois who is actively involved in various community organizations, Mr. Reynolds has in-depth knowledge of the Bank’s and the Company’s market area.  Additionally, Mr. Reynolds involvement in real estate development has given him knowledge of the local real estate industry, and his experience as a small business owner has given him organizational understanding and management expertise that he brings to the Board of Directors.

Executive Officers who are not also Directors:

Below is information regarding our officers who are not also directors.  Each officer has held his current position for at least the last five years, unless otherwise stated.  Ages presented are as of December 31, 2012.

Philip Devermann has served as the Vice President of Ottawa Savings Bank since 1996.  Mr. Devermann has served as the Vice President of Ottawa Savings Bancorp and Ottawa Savings Bancorp MHC since 2005.  He has been employed with Ottawa Savings Bank since 1979. Mr. Devermann has an undergraduate  degree in finance from Eastern Illinois University.  Age 62.

Marc N. Kingry has served as the Chief Financial Officer of Ottawa Savings Bank, Ottawa Savings Bancorp and Ottawa Savings Bancorp MHC since December 2010.  Prior to 2010, Mr. Kingry was Senior Vice President and Controller at a bank in Ottawa, Illinois since 2002.  Mr. Kingry has an undergraduate degree in accountancy and has received a Masters Degree from Illinois State University, he is a licensed Certified Public Accountant. Age 50.

Proposal 2 - Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed McGladrey LLP to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by shareholders.  A representative of McGladrey LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the auditors is not approved by a majority of the shares represented at the meeting and entitled to vote, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm.

Proposal 3 – Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires, beginning in 2013, that we provide our shareholders with the opportunity to express their views, on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides shareholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the compensation practices of the Company are appropriately aligned to the long-term success of the Company and the interests of stockholders.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Proposal 4 – Advisory Vote on the Frequency of a Shareholder Vote to Approve Executive Compensation

The Dodd-Frank Act requires, among other things, that SEC-reporting companies obtain a non-binding shareholder vote on the frequency of the shareholder votes on executive compensation (at least once every six years) in addition to a non-binding shareholder vote on executive compensation (at least once every three years).

This proposal gives the Company’s shareholders the opportunity to determine whether the frequency of shareholder votes on executive compensation will be every one, two or three years. Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options. Shareholders may also abstain from voting on the frequency of shareholder votes on executive compensation.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of shareholder votes on executive compensation.

The Board of Directors unanimously recommends a vote for the approval of a shareholder vote to approve the compensation of the named executive officers being conducted “EVERY THREE YEARS.”

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2012 and December 31, 2011 for services provided by McGladrey LLP.

	2012	2011

Audit Fees (1)	$108,500	$102,550
Audit-Related Fees	―	―
Tax Fees (2)	11,995	12,225
All Other Fees	―	―

(1)	For 2011 and 2012, includes fees for performance of the audit, review of financial statements for public filings and attendance at the annual meeting.
(2)	For 2011 and 2012, represents fees for preparation of federal and state consolidated tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.  The request may be made with respect to either specific services or a type of service for predictable or recurring services.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee.  The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2012, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted accounting standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management.  In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013.

Audit Committee of the Ottawa Savings Bancorp Board of Directors
James A. Ferrero (Chairman)
John M. Armstrong
Keith Johnson
Arthur C. Mueller
Daniel J. Reynolds

Executive Compensation

Summary Compensation Table

The following information is furnished for all individuals serving as the principal executive officer of the Company for the two most recently completed fiscal years and the next two most highly compensated executive officers of the Company whose total compensation for each of the 2011 and 2012 fiscal years exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compen-sation ($) (4)	Total ($)

Jon Kranov	2012	166,650	―	―	―	31,211	35,235	233,096
President and Chief Executive Officer	2011	165,000	―	―	―	―	33,910	198,910

Philip Devermann	2012	120,848	―	―	―	16,998	13,050	150,896
Vice President	2011	119,650	―	―	―	―	12,472	132,122

Marc Kingry	2012	93,425	―	―	―	13,143	7,891	114,459
Chief Financial Officer	2011	92,500	―	22,248	29,434	―	4,057	148,239

(1)
These amounts represent the aggregate grant date fair value for outstanding restricted stock awards granted during the year indicated, computed in accordance with FASB ASC Topic 718.  The amounts represented for 2011 was calculated based upon the Company’s stock price of $4.25 on the date of grant.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)
These amounts represent the fair value of the stock options granted using the Black-Scholes option pricing model for outstanding stock option awards granted during the year indicated.  For information on the assumptions used to compute the fair value, see note 11 to the notes to the consolidated financial statements.  The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.  Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

(3)	Represents payments made pursuant to the Employee Incentive Compensation Plan. Awards earned during 2012 were paid in March 2013.
(4)
Details of the amounts reported in “All Other Compensation” for 2012 are provided in the table below.  All  perquisites, which, in the aggregate, were less than $10,000 for an individual were excluded from “All Other  Compensation.”

	Mr. Kranov	Mr. Devermann	Mr. Kingry
Board of Director fees	16,800	—	—
Employee stock ownership plan	6,410	4,533	3,754
Employer contributions to 401(k) Plan	10,000	7,250	3,737
Dividends received on Awards	105	—	—
Auto	1,095	—	—
Life insurance	825	1,267	400

Salary Continuation Agreements. Ottawa Savings Bank has entered into a Salary Continuation Agreement with each of Jon Kranov and Philip B. Devermann.

Under the Salary Continuation Agreements, if Mr. Kranov’s or Mr. Devermann’s employment with the Bank terminates (1) on or after his 65th birthday; (2) subsequent to a change in control (as defined in each agreement); (3) on account of a disability; or (4) because of death, they will be entitled to receive  $25,258 and $27,480, respectively, per year for 20 years commencing at the later of age 65 or the date of his termination of employment.  The executive may elect, subject to the requirements of Section 409A of the Internal Revenue Code, to receive a lump sum payment that is actuarially equivalent to the normal retirement benefit. If the executive terminates employment before his 65th birthday for reasons other than cause, death or disability, and not subsequent to a change in control, he will receive a reduced benefit, which varies depending on the date of termination. The executive will forfeit his entitlement to all benefits under the Agreement if his employment with the Bank is terminated for cause as specified in his Agreement.

Employee Incentive Compensation Plan.  The Employee Incentive Compensation Plan (the “EIP”) is an annual, variable compensation program designed to encourage participants to produce results that enable the Bank to reach targeted levels of performance for the fiscal year.  The EIP is also meant to reward sound banking practices.

The cash incentive opportunities noted below are shown as a percentage of base salary.  See “Summary Compensation Table” for the 2012 base salaries and the actual 2012 payouts under the EIP.

	2012 EIP Incentive Opportunities
Role	Below Threshold	Threshold (50% of Target)	Target (100%)	Stretch (110% of Target)
Chief Executive Officer	0%	10.0%	20.0%	30.0%
Chief Financial Officer	0	7.5	15.0	22.5
Vice President	0	7.5	15.0	22.5

For fiscal year 2012 the Chief Executive Officer and Compensation Committee Chairman identified a threshold level of earnings that must be achieved before any incentive funds are made available.  The earnings are expressed as net income before taxes and before any incentive awards.  A target, or planned, level is also determined.  As fiscal performance exceeds the threshold level a percentage of the net income before taxes is allocated to the incentive pool.  When fiscal performance reaches the target level, the incentive pool equals the sum of the target incentives.  As fiscal performance exceeds the target level, additional allocations are made to the incentive pool to provide employees with continual motivation and reinforcement to exceed planned performance.  Decisions are made by the Chief Executive Officer (for individuals other than himself) and the Compensation Committee to include or exclude certain items from the calculation of pre-tax, pre-incentive net income.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2012.

	Option Awards					Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercis-able		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)

Jon Kranov	18,533	—		$12.35	11/21/2016	—		—
Jon Kranov	3,488	5,234	(2)	$6.00	11/17/2020	2,095	(2)	$14,455
Philip Devermann	17,443	—		$12.35	11/21/2016	—		—
Marc Kingry	2,616	10,467	(3)	$4.25	11/16/2021	4,188	(3)	$28,897

(1)	Market value is calculated on the basis of $6.90 per share, which is the closing sales price for our common stock on December 31, 2012.
(2)	Stock options and stock awards granted pursuant to the 2006 Equity Incentive Plan vest in fiveapproximately equal installments commencing on November 17, 2011.
(3)	Stock options and stock awards granted pursuant to the 2006 Equity Incentive Plan vest in fiveapproximately equal installments commencing on November 19, 2012.

Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2012.

Name	Fees Earned or Paid in Cash ($)	Nonqualified Deferred Compensation Earnings	Stock Awards ($)	Option Awards	All Other Compensation ($)	Total ($)
James A. Ferrero	16,800	—	—	—	—	16,800
Keith F. Johnson	16,800	—	—	—	—	16,800
Arthur C. Mueller	16,800	—	—	—	—	16,800
Daniel J. Reynolds	16,800	—	—	—	—	16,800
John M. Armstrong	2,100	—	—	—	—	2,100

The following tables set forth the applicable retainers and fees that are paid to non-employee directors for their service on the boards of directors.  Directors do not receive fees for service on Board committees.  Directors do not receive any compensation for their service on the board of directors of the MHC.

Board of Directors of Bank:
Monthly Retainer for all Board Members	$1,050

Board of Directors of Company:
Quarterly Retainer for all Board Members	$1,050

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Ottawa Savings Bancorp common stock during the year ended December 31, 2012.

Policies and Procedures for Approval of
Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  Ottawa Savings Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Ottawa Savings Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following:  (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (ii) the ownership of more than 1% of the outstanding securities (or that represents more than 5% of the total assets of the employee and/or family member) of any business entity that does business with or is in competition with the Company.

Shareholder Proposals and Nominations

The Company must receive proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting no later than December 12, 2013.  If next year’s annual meeting is held on a date more than 30 calendar days from May 15, 2014, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, a shareholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days notice or prior public disclosure of the meeting is given or made to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors.  Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Laurie Duffell, Assistant Corporate Secretary, Ottawa Savings Bancorp, Inc., 925 LaSalle Street, Ottawa, Illinois 61350.  Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.  All other communications should be sent to the attention of the Chairperson of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Appendix A

OTTAWA SAVINGS BANCORP, INC.
COMPENSATION COMMITTEE CHARTER

I.	PURPOSE

The Compensation Committee (the “Committee”) of Ottawa Savings Bancorp, Inc. (the “Company”) is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning. It also deals with policies relating to nondiscriminatory employment practices, including those related to hiring, compensation and promotion.

II.	COMPOSITION

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for The NASDAQ Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. Committee members shall be elected by the Board of Directors (the “Board”) at the Board’s annual organizational meeting. Members shall serve until their successors are appointed. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee. The Bank’s Human Resource Manager will meet often with the Committee, but neither one shall be a member of the Committee or participate in all of its meetings.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Committee Chairperson will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting, and shall keep the minutes for each meeting. A majority of the members of the Committee shall constitute a quorum.

IV.	RESPONSIBILITIES AND DUTIES

The principal responsibilities of the Committee are:

A.
Development and monitoring human resource policies. The Committee will develop human resource policies for the Company and the Bank and will monitor the Company’s adherence to the policies on a continual basis. The Bank’s human resource policies include the following:

•	Employment Policies (Corporate handbook)
•	Salary Administration Policy
•	Family Medical Leave Act
•	Americans with Disabilities Act
•	Sexual Harassment Policy
•	Discretionary Leave Policy
•	Other federal and stock regulatory employee policies

B.
Appraising the performance of the Chief Executive Officer. The Committee will complete a written performance evaluation of the President each year. The Committee will meet with the President to discuss his or her strengths, weaknesses, review goals set at the beginning of the current year and to establish goals for the coming year. The Committee will recommend to the Board of Directors the annual salary, bonus, stock options, and other benefits, direct and indirect, of the President. In making its recommendation, the Committee will consider:

•	the performance of the Company;
•	shareholder return;
•	the level of salary, bonus, stock options, and other benefits, direct and indirect, of the President relative to CEOs at comparable companies; and
•	the level of salary, bonus, stock options, and other benefits, direct and indirect, given to the President in recent years.

The Committee will make recommendations to the Board of Directors regarding the extension of the employment agreements and change in control agreements of the President and other senior officers.

C.
Preparation of report.  If necessary, the Committee will prepare a report on executive compensation for inclusion in the Company’s annual meeting proxy statement, in accordance with applicable rules and regulations.

D.
Oversight of executive compensation programs. The Committee will review on an annual basis the Company’s executive compensation program to determine that they are properly researched and coordinated. In determining how corporate performance will be rewarded, the Committee will ensure that a significant portion of an executive’s compensation is connected to the long-term interest of the shareholders. There will be an appropriate balance between short-term pay and long-term incentives. An important responsibility of the Committee is the development of an appropriate balance while focusing on long-term shareholder value.

E.
Oversight of staff compensation programs. The Committee will review on an annual basis the Company’s salary administration program to determine that it is current and properly researched and coordinated. The Committee will review recommendations from the President and Human Resource. Manager concerning compensation adjustments and will then make recommendations to the Board of Directors.

F.
Oversight of the performance incentive compensation plan. Prior to the beginning of each fiscal year, the Committee will review the Company’s stock option plans to determine that they are properly structured to reward exceptional performance. The Committee will consider the overall performance of the Company and the cost of the stock option and performance incentive compensation plans to ascertain that shareholder value is being increased by exceptional performance. The Committee will make recommendations to the Board of Directors regarding changes to the plans. The Committee will also approve the pay-out of the plans after the Company’s performance has been ratified by the external auditing firm.

G.
Oversight of staff benefit programs. The Committee will review on a continual basis the Company’s benefit programs to determine that they are current and properly coordinated. The Committee will review recommendations from the President and Human Resources Manager concerning benefit program adjustments and will then make its recommendations to the Board of Directors.

H.
Oversight of 401(k) Plan and Employee Stock Ownership Plan. The Committee will appoint the trustees of the Bank’s 401(k) Plan and Employee Stock Ownership Plan. The Committee will monitor the Plans on a quarterly basis and will meet with the Plans’ administrators on an annual basis for adjustments or revisions.

1.
Oversight of executive development and management succession planning. The Committee will review on an annual basis the executive development program facilitated by the President and managed by the Human Resource Manager. The Committee will integrate management succession planning with the executive development program.

J.
Oversight of Director Compensation. The Committee shall review on an annual basis, in conjunction with the Nominating and Corporate Governance Committee, the appropriate levels of director compensation and an appropriate director compensation program and shall make recommendations to the Board regarding the same.

V.	EVALUATIONS

Annually, the Committee shall conduct a performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.

Appendix B

OTTAWA SAVINGS BANCORP, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	PURPOSE

The primary objectives of the Nominating and Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Ottawa Savings Bancorp, Inc. (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company’s stockholders; (ii) ensuring that the Audit and Nominating and Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	ORGANIZATION

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of an independent director as defined in any qualitative listing requirements for a NASDAQ Stock Market, Inc. issuer and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	STRUCTURE AND MEETINGS

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting, and shall keep the minutes of the meeting. A majority of the members of the Committee shall constitute a quorum.

IV.	GOALS AND RESPONSIBILITIES

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall consider candidates suggested by management or other members of the Board or recommended by stockholders of the Company.

The Committee shall also advise the Board on (i) committee member qualifications; (ii) committee member appointments and removals; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

B-1

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.	PERFORMANCE EVALUATION

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.	COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

B-2

REVOCABLE PROXY
OTTAWA SAVINGS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 15, 2013, 2:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur C. Mueller and Jon Kranov, and each of them, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Ottawa Savings Bancorp, Inc. (the "Company") which the undersigned is entitled to vote only at the annual meeting of stockholders, to be held on May 15, 2013 at 2:00 p.m., local time at the offices of the Company, 925 LaSalle Street, Ottawa, Illinois and at any and all adjournments or postponements, with all of the powers the undersigned would possess if personally present at such meeting as follows:

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

____

____

____

Comments:

____

____

____

IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.OttawaSavings.com/Investors

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

James A. Ferrero (for a term of 3 years expiring 2016)
Keith F. Johnson (for a term of 3 years expiring 2016)
John M. Armstrong (for a term of 1 year expiring 2014)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
2. The ratification of the appointment of McGladrey LLP as independent registered public accountants of Ottawa Savings Bancorp, Inc. for the fiscal year ending December 31, 2013.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. The determination of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years.	☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE, "FOR" PROPOSALS 2 AND 3 AND TO CONDUCT THE VOTE TO APPROVE EXECUTIVE COMPENSATION EVERY "THREE YEARS".

This proxy is revocable and, if properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting dated April 11, 2013 and the Annual Report to Stockholders.

Please be sure to date and sign this proxy card in the box below. Date

Sign above ____________ Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

5836

Ottawa Savings Bancorp, Inc.

Dear ESOP Participant:

On behalf of the Board of Directors of Ottawa Savings Bancorp, Inc. (the "Company"), I am forwarding you the attached **blue** voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. to be held on May 15, 2013.

Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. and a copy of the Company's Annual Report to Stockholders.

As a participant in the Ottawa Savings Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 27, 2013, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee on or before **May 8, 2013**. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the **blue** voting instruction card in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Ottawa Savings Bank or Ottawa Savings Bancorp, Inc.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all the voting instruction cards you receive.

Sincerely,

Jon Kranov

Jon Kranov
President and Chief Executive Officer

VOTING INSTRUCTION CARD
OTTAWA SAVINGS BANCORP, INC.

I understand that First Bankers Trust Services, Inc. (the "ESOP Trustee"), is the holder of record and custodian of all shares of Ottawa Savings Bancorp, Inc. (the "Company") common stock under the Ottawa Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 15, 2013.

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

James A. Ferrero (for a term of 3 years expiring 2016)
Keith F. Johnson (for a term of 3 years expiring 2016)
John M. Armstrong (for a term of 1 year expiring 2014)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

E S O P

	For	Against	Abstain
2. The ratification of the appointment of McGladrey LLP as independent registered public accountants of Ottawa Savings Bancorp, Inc. for the fiscal year ending December 31, 2013.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. The determination of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years.	☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE, "FOR" PROPOSALS 2 AND 3 AND TO CONDUCT THE VOTE TO APPROVE EXECUTIVE COMPENSATION EVERY "THREE YEARS".

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to my ESOP account as indicated above.

Please date, sign and return this voting instruction card in the enclosed postage-paid envelope no later than May 8, 2013.

Please be sure to date and sign this voting instruction card in the box below.

Date

Sign above ____________ Co-holder (if any) sign above

7420

Ottawa Savings Bancorp, Inc.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Ottawa Savings Bancorp, Inc. (the "Company"), I am forwarding you the attached **green** voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the "Employer Stock Fund Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. to be held on May 15, 2013.

Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Ottawa Savings Bancorp, Inc. and a copy of the Company's Annual Report to Stockholders.

As a holder of Ottawa Savings Bancorp, Inc. common stock under the Ottawa Savings Bank Employees' Savings & Profit Sharing Plan and Trust ("401(k) Plan"), you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of March 27, 2013, the record date for the Annual Meeting. If the Employer Stock Fund Trustee does not receive your instructions by **May 8, 2013**, the Employer Stock Fund Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the **green** voting instruction card in the enclosed, postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of the Ottawa Savings Bank or Ottawa Savings Bancorp, Inc.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all the voting instruction cards you receive.

Sincerely,

Jon Kranov

Jon Kranov
President and Chief Executive Officer

VOTING INSTRUCTION CARD
OTTAWA SAVINGS BANCORP, INC.

I understand that First Bankers Trust Services, Inc. (the "Employer Stock Fund Trustee") is the holder of record and custodian of all shares of Ottawa Savings Bancorp, Inc. (the "Company") common stock credited to me under the Ottawa Savings Bank Employees' Savings & Profit Sharing Plan and Trust ("401(k) Plan"). I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 15, 2013.

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

James A. Ferrero (for a term of 3 years expiring 2016)
Keith F. Johnson (for a term of 3 years expiring 2016)
John M. Armstrong (for a term of 1 year expiring 2014)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

4
0
1
K

	For	Against	Abstain
2. The ratification of the appointment of McGladrey LLP as independent registered public accountants of Ottawa Savings Bancorp, Inc. for the fiscal year ending December 31, 2013.	☐	☐	☐
3. The approval of a non-binding resolution to approve the compensation of the named executive officers.	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. The determination of whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years.	☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE, "FOR" PROPOSALS 2 AND 3 AND TO CONDUCT THE VOTE TO APPROVE EXECUTIVE COMPENSATION EVERY "THREE YEARS".

The Employer Stock Fund Trustee is hereby authorized to vote all shares of Company common stock credited to my 401(k) Plan account as indicated above.

Please date, sign and return this voting instruction card in the enclosed postage-paid envelope no later than May 8, 2013.

Please be sure to date and sign this voting instruction card in the box below. Date

Sign above __________ Co-holder (if any) sign above

7421